                               NORTH FORK BANCORP
   275 BROADHOLLOW ROAD, MELVILLE, NY 11747 (631) 844-1258 FAX (631) 844-1471

FOR IMMEDIATE RELEASE               CONTACT:    DANIEL M. HEALY
                                                EXECUTIVE VICE PRESIDENT
                                                CHIEF FINANCIAL OFFICER
                                                (631) 844-1258

      NORTH FORK BANCORP REPORTS RECORD EARNINGS FOR THE FOURTH QUARTER OF
        2004 FOLLOWING THE ACQUISITION OF GREENPOINT FINANCIAL. LOANS AND
                                 DEPOSITS SURGE.



         MELVILLE, N.Y. - JANUARY 25, 2005 - NORTH FORK BANCORPORATION, INC. (NYSE: NFB) reported record earnings, core deposit and loan growth, progress toward the successful system conversion of GreenPoint and other accomplishments in key performance measurements. Highlights in the current period include:

         - A 152% increase in operating earnings for the fourth quarter compared to 2003, with a 20% increase in diluted operating earnings per share.

         - Demand and other core deposits grew at an annualized rate of 46% and 33%, respectively in the quarter.

         - Quarterly annualized loan growth for the combined portfolio of 43% or $1.7 billion, linked quarter, funded by deposit growth.

         - Average interest earning assets soared to $50.2 billion in the current quarter and were $51.9 billion at year-end.

         - Net interest income of $474.8 million for the quarter, 130% more than 2003.

         - Nearing completion of integrating the operations of GreenPoint.

         - Declaration of the regular quarterly cash dividend of $.22 per common share.

         "These results for our Company, now a major regional banking franchise, were exceptional, and exceeded our original expectations," said John Adam Kanas, Chairman, President and Chief Executive Officer. "We are just beginning to build momentum as we enter 2005," he said. "Virtually all of GreenPoint's operating systems will be converted in mid-February 2005. All major system conversion testing has been completed and we anticipate a seamless process without any customer service disruptions," said Kanas. The Company advised that it is on track to realize cost savings estimates from the GreenPoint acquisition, following the integration.

NET EARNINGS AND RETURNS

         Net income for the quarter ended December 31, 2004 was $221.8 million or $.47 diluted earnings per share as compared to $102.4 million or diluted earnings per share of $.46 for the same period of 2003. Net income for the fourth quarter 2004 does not include a gain on the sale of mortgage loans that occurred in the quarter.

         Net operating earnings for the quarter ended December 31, 2004, including all economic gains associated with the sale of mortgage loans, increased 152% to $258.4 million compared to $102.4 million in 2003, while diluted operating earnings per share grew by 20% to $.55 compared to $.46 in 2003. Net operating income for the quarter includes an additional $36.6 million in gains, net of taxes from the sale of mortgage loans ($.08 diluted earnings per share). As previously reported, this economic gain was reflected as a fair value adjustment to the historical carrying value of the mortgage loans designated as held-for-sale by GreenPoint Mortgage as of the date of the acquisition. Tangible equity was unaffected.

         Net operating earnings for the year ended December 31, 2004 was $589.6 million or diluted operating earnings per share of $1.97 compared to $396.4 million or $1.73 diluted earnings per share in 2003, reflecting growth of 49% and 14%, respectively. Net income for the year ended December 31, 2004 was $553 million or $1.85 diluted earnings per share.

         Return on average tangible equity in the current quarter and for the full year was 35.2% and 36.1%, respectively, compared to 38.4% and 36.5%, respectively for the prior year. The return on average tangible assets for the current quarter and full year was 1.99% and 1.94%, respectively.

         Net interest income in the quarter surged to $474.8 million exceeding last year's comparable quarter by 130%. Net interest income for 2004 rose 44% to $1.2 billion compared to $816 million for 2003. The net interest margin for the quarter was 3.85% compared to 4.23% linked quarter, evidencing the impact of the October 1, 2004 acquisition of GreenPoint. GreenPoint's asset/liability mix resulted in a net interest margin significantly lower than North Fork's historical margin.

LOANS

         Loans held-for-investment at December 31, 2004 amounted to $30.5 billion, considerably exceeding the 2003 year-end balance. This growth was attributable to the 2004 bank mergers and sustained, robust loan growth for North Fork. On a linked quarter basis, loans held-for-investment increased by $1.7 billion or 43% annualized. Solid deposit inflows during the fourth quarter funded the organic growth. Commercial loan activity was among the many highlights in the quarter. Portfolio advances were achieved in all loan categories other than indirect auto installment loans; automobile manufacturers are responsible for intense competition in this business. "We are experiencing unprecedented loan and deposit growth by continuing to press forward our relatively simple and highly focused expansion strategy," said Kanas. Another contributing factor in the loan portfolio's performance is the production generated by lending personnel recently hired in New York and New Jersey. These loans carry variable interest rates and are expected to help cushion margin challenges as market interest rates rise.

         Non performing loans, when combined with GreenPoint on a linked-quarter basis, declined modestly. The allowance for loan losses provides sufficient risk coverage.

DEPOSITS

         At December 31, 2004, total deposits more than doubled to $34.8 billion from $15.1 billion in 2003. Events fueling the deposit surge were the two major acquisitions in 2004 and steady growth in North Fork's commercial banking model. Demand deposits at year-end 2004 were $6.7 billion, increasing 46% on an annualized, linked quarter basis. Other core deposits (defined as Savings, NOW & Money Market deposits) increased in the current quarter by 33%, annualized. "Consumer deposits are already responding to some of our new product initiatives and are expected to grow exponentially this coming year," Kanas said.

NON INTEREST INCOME

          Non-interest income in the quarter amounted to $129.5 million, representing approximately 21% of total revenue for the period. Included in non interest income is the gain on the sale of loans from GreenPoint Mortgage, the Company's mortgage banking subsidiary. Its 2004 originations were substantially equivalent to its 2003 volume and contradict the declining trends experienced by the mortgage banking industry taken as a whole. "This business has proven to be an important component of our total growth strategy," said Kanas. "We are adding to the portfolio higher yielding, quality loans originated by GreenPoint Mortgage funded by our deposit growth," he added.

         Operating expenses were in line with original estimates for the combined company. The efficiency ratio in the quarter was 36.9%.

CASH DIVIDENDS

         On December 14, 2004, the Board declared its regular quarterly dividend of $.22 per common share. The dividend will be payable February 15, 2005, to shareholders of record at the close of business on January 28, 2005.

                                      * * *


         North Fork is a regional bank holding company headquartered in New York conducting commercial and retail banking from 355 branch locations in the Tri-State area, with a complementary national mortgage banking business.

                                      * * *

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about the benefits of the merger between North Fork and GreenPoint Financial Corp. ("GreenPoint"), including future financial and operating results, North Fork's plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of North Fork's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the risk that the businesses will not be integrated successfully; the risk that the cost savings and any revenue synergies from the GreenPoint merger may not be fully realized or may take longer to realize than expected; disruption from the GreenPoint merger making it more difficult to maintain relationships with clients, employees or suppliers; increased competition and its effect on pricing, spending, third-party relationships and revenues; the risk of new and changing regulation in the U.S. and internationally. Additional factors that could cause North Fork's results to differ materially from those described in the forward-looking statements can be found in the 2003 Annual Report on Form 10-K of North Fork, and in the Quarterly Reports on Form 10-Q of North Fork filed with the Securities and Exchange Commission ("SEC") and available at the SEC's internet site (http://www.sec.gov). The forward-looking statements in this press release speak only as of the date of the press release, and North Fork assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those contained in the forward-looking statements.

                         NORTH FORK BANCORPORATION, INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                                   (UNAUDITED)

                                                                 THREE MONTHS ENDED            TWELVE MONTHS ENDED
                                                             DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
(in thousands, except per share amounts)                          2004          2003           2004           2003
                                                                  ----          ----           ----           ----
INTEREST INCOME:
Loans Held-for-Investment                                   $  432,826      $  197,457      $1,078,684      $  789,136
Loans Held-for-Sale                                             64,391              --          64,391              --
Securities                                                     171,907          69,981         431,559         321,127
Money Market Investments                                           662             282           3,518             640
                                                            ----------      ----------      ----------      ----------
   Total Interest Income                                       669,786         267,720       1,578,152       1,110,903
                                                            ----------      ----------      ----------      ----------
INTEREST EXPENSE:
Savings, NOW & Money Market Deposits                            56,042          14,337         113,082          58,008
Time Deposits                                                   29,204          11,709          66,056          54,127
Federal Funds Purchased & Collateralized Borrowings             93,217          28,401         187,008         150,724
Term Borrowings                                                 16,501           6,581          36,785          32,530
                                                            ----------      ----------      ----------      ----------
   Total Interest Expense                                      194,964          61,028         402,931         295,389
                                                            ----------      ----------      ----------      ----------
   Net Interest Income                                         474,822         206,692       1,175,221         815,514
Provision for Loan Losses                                        7,689           7,000          27,189          26,250
                                                            ----------      ----------      ----------      ----------
   Net Interest Income after Provision for Loan Losses         467,133         199,692       1,148,032         789,264
                                                            ----------      ----------      ----------      ----------
NON-INTEREST INCOME:
Gain on Sale of Loans                                           52,938             273          53,710           4,822
Mortgage Servicing Fees                                          4,148           1,006           7,132           5,243
Customer Related Fees & Service Charges                         43,901          21,044         114,481          82,406
Investment Management, Commissions & Trust Fees                 12,852           3,489          25,181          13,712
Other Operating Income                                          14,736           5,178          35,343          22,886
Securities Gains, net                                              951           9,085          12,656          15,762
Gain on Sale of Facilities                                          --              --              --          10,980
                                                            ----------      ----------      ----------      ----------
     Total Non-Interest Income                                 129,526          40,075         248,503         155,811
                                                            ----------      ----------      ----------      ----------
NON-INTEREST EXPENSE:
Employee Compensation & Benefits                               135,568          46,947         306,781         191,758
Occupancy & Equipment                                           46,253          17,903         106,174          66,929
Amortization of Identifiable Intangibles                         9,444             892          15,109           3,567
Other Operating Expenses                                        64,277          19,600         127,738          71,661
Debt Restructuring Costs                                            --              --              --          11,955
                                                            ----------      ----------      ----------      ----------
    Total Non-Interest Expense                                 255,542          85,342         555,802         345,870
                                                            ----------      ----------      ----------      ----------
Income Before Income Taxes                                     341,117         154,425         840,733         599,205
Provision for Income Taxes                                     119,367          52,042         287,737         202,840
                                                            ----------      ----------      ----------      ----------
     Net Income                                             $  221,750      $  102,383      $  552,996      $  396,365
                                                            ==========      ==========      ==========      ==========
EARNINGS PER SHARE:
    Basic                                                   $     0.48      $     0.46      $     1.88      $     1.75
    Diluted                                                 $     0.47      $     0.46      $     1.85      $     1.73

See accompanying notes appended to the financial data and summaries

                         NORTH FORK BANCORPORATION, INC.
                           CONSOLIDATED BALANCE SHEETS
                                   (UNAUDITED)

                                                                      DECEMBER 31,      SEPTEMBER 30,      DECEMBER 31,
(in thousands, except per share amounts)                                   2004             2004                2003
                                                                           ----             ----                ----
ASSETS:
Cash & Due from Banks                                                $    972,506       $    456,458       $    510,354
Money Market Investments                                                   90,394            768,580             21,037
Securities:
   Available-for-Sale                                                  15,412,850          8,648,172          7,136,275
   Held-to-Maturity                                                       142,573            149,103            190,285
   Retained Interest In Securitizations                                    31,775                 --                 --
                                                                     ------------       ------------       ------------
      Total Securities                                                 15,587,198          8,797,275          7,326,560
                                                                     ------------       ------------       ------------
Loans:
   Held-For-Sale                                                        5,775,945              2,388              4,074
   Held-for-Investment, Net of Unearned Income & Deferred Costs        30,453,334         15,871,222         12,341,199
       Less: Allowance for Loan Losses                                    211,097            138,797            122,733
                                                                     ------------       ------------       ------------
          Net Loans Held-for-Investment                                30,242,237         15,732,425         12,218,466
                                                                     ------------       ------------       ------------
Goodwill                                                                5,878,277          1,003,927            410,494
Identifiable Intangibles                                                  150,734             46,452             12,765
Premises & Equipment                                                      416,003            227,280            150,875
Mortgage Servicing Rights                                                 254,857                 --                 --
Other Assets                                                            1,298,904            468,023            314,749
                                                                     ------------       ------------       ------------
     Total Assets                                                    $ 60,667,055       $ 27,502,808       $ 20,969,374
                                                                     ============       ============       ============
LIABILITIES AND STOCKHOLDERS' EQUITY:
Deposits:
   Demand                                                            $  6,738,302       $  5,574,161       $  4,080,134
   Savings, NOW &  Money Market                                        20,598,994         11,059,036          8,290,159
   Time                                                                 7,475,132          3,515,007          2,745,822
                                                                     ------------       ------------       ------------
     Total Deposits                                                    34,812,428         20,148,204         15,116,115
                                                                     ------------       ------------       ------------
Federal Funds Purchased & Collateralized Borrowings                    14,593,027          3,739,734          3,221,154
Term Borrowings                                                         1,506,318            746,195            743,476
                                                                     ------------       ------------       ------------
     Total Borrowings                                                  16,099,345          4,485,929          3,964,630
Dividends Payable                                                         104,025             57,088             45,757
Accrued Expenses & Other Liabilities                                      770,178            348,788            364,383
                                                                     ------------       ------------       ------------
      Total Liabilities                                              $ 51,785,976       $ 25,040,009       $ 19,490,885
                                                                     ------------       ------------       ------------
STOCKHOLDERS' EQUITY:
Common Stock, par value $0.01; authorized 500,000,000 shares;
    issued 474,476,655 shares at December 31, 2004                          4,745              1,931              1,746
Additional Paid in Capital                                              6,968,493          1,116,841            378,793
Retained Earnings                                                       2,064,148          1,992,873          1,816,458
Accumulated Other Comprehensive Income/(Loss)                                 240              4,806             (2,044)
Deferred Compensation                                                    (125,174)           (84,073)           (91,789)
Treasury Stock at Cost;  1,633,891 shares at December 31, 2004            (31,373)          (569,579)          (624,675)
                                                                     ------------       ------------       ------------
      Total Stockholders' Equity                                        8,881,079          2,462,799          1,478,489
                                                                     ------------       ------------       ------------
      Total Liabilities and Stockholders' Equity                     $ 60,667,055       $ 27,502,808       $ 20,969,374
                                                                     ============       ============       ============

See accompanying notes appended to the financial data and summaries

                         NORTH FORK BANCORPORATION, INC.
              SELECTED FINANCIAL DATA AND BALANCE SHEET COMPONENTS
                                   (UNAUDITED)

                                                              THREE MONTHS ENDED               TWELVE MONTHS ENDED
                                                           DECEMBER 31,   DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
SELECTED FINANCIAL DATA:                                       2004          2003            2004           2003
                                                               ----          ----            ----           ----
(in thousands, except ratios and per share amounts)
PER SHARE:
    Net Income, As Reported - Basic                          $   0.48      $   0.46        $   1.88       $   1.75
    Net Income, As Reported - Diluted                        $   0.47      $   0.46        $   1.85       $   1.73
    Net Operating Income - Basic (4)                         $   0.56      $   0.46        $   2.00       $   1.75
    Net Operating Income - Diluted (4)                       $   0.55      $   0.46        $   1.97       $   1.73
    Average Shares Outstanding - Basic                        463,909       221,810         294,491        226,304
    Average Shares Outstanding - Diluted                      471,651       224,603         299,219        228,774
    Cash Dividends                                           $   0.22      $   0.20        $   0.84       $   0.74
    Dividend Payout Ratio                                          47%           45%             47%            43%
    Book Value                                               $  18.78      $   6.46        $  18.78       $   6.46
    Tangible Book Value                                      $   6.03      $   4.61        $   6.03       $   4.61

SELECTED FINANCIAL DATA:
    Return on Average Total Assets                               1.50%         1.98%           1.68%          1.86%
    Return on Average Tangible Assets (2)                        1.99%         2.03%           1.94%          1.91%
    Return on Average Stockholders' Equity                      10.00%        27.45%          15.01%         26.52%
    Return on Average Tangible Stockholders' Equity (2)         35.23%        38.42%          36.08%         36.54%
    Efficiency Ratio (3)                                        36.86%        34.43%          36.14%         34.30%
    Yield on Interest Earning Assets (1)                         5.39%         5.64%           5.46%          5.73%
    Cost of Funds                                                1.82%         1.65%           1.71%          1.87%
    Net Interest Margin (1)                                      3.85%         4.39%           4.09%          4.24%

                                                           DECEMBER 31,     SEPTEMBER 30,      DECEMBER 31,
                                                               2004              2004               2003
                                                               ----              ----               ----
  RISK BASED CAPITAL:
      Tier 1                                                      9.90%            10.12%            10.49%
      Total                                                      12.50%            14.04%            15.53%
      Leverage Ratio                                              6.22%             6.32%             6.47%

QUARTERLY AVERAGE BALANCE SHEET:
Total Assets                                               $58,746,739       $27,185,413       $20,554,912
Securities                                                  15,315,473         8,823,732         7,001,865
Loans Held-for-Sale, net                                     4,887,454                --                --
Loans Held-for-Investment, net                              29,883,578        15,659,594        12,126,302
Goodwill & Identifiable Intangibles                          5,833,655         1,051,335           423,632
Demand Deposits                                              6,593,969         5,444,217         4,098,276
Interest Bearing Deposits                                   27,302,465        14,702,349        10,894,793
Federal Funds Purchased & Collateralized Borrowings         13,859,327         3,534,757         2,980,436
Term Borrowings                                              1,516,032           724,181           754,213
Stockholders' Equity                                       $ 8,820,845       $ 2,422,116       $ 1,487,049

BALANCE SHEET COMPONENTS:

The following table shows the securities portfolio composition for the periods ended:

SECURITIES:

(in thousands)                               DECEMBER 31,    SEPTEMBER 30      DECEMBER 31,
SECURITIES - AVAILABLE-FOR-SALE:                 2004             2004             2003
                                                 ----             ----             ----
    Collateralized Mortgage Obligations      $ 9,820,057      $ 4,736,457      $ 4,386,479
    Agency Pass-Through Certificates           2,737,067        2,066,500        1,246,994
    State & Municipal Obligations                920,112          797,701          707,015
    Equity Securities                            794,004          189,656          194,345
    U.S. Treasury & Government Agencies          363,775          209,869           58,090
    Other Securities                             777,835          647,989          543,352
                                             -----------      -----------      -----------
       Total Available-for-Sale Securities   $15,412,850      $ 8,648,172      $ 7,136,275

Held-to-Maturity Securities                      142,573          149,103          190,285
Retained Interest in Securitizations              31,775               --               --
                                             -----------      -----------      -----------
    TOTAL SECURITIES                         $15,587,198      $ 8,797,275      $ 7,326,560
                                             ===========      ===========      ===========

See accompanying notes appended to the financial data and summaries

                         NORTH FORK BANCORPORATION, INC.
         SELECTED FINANCIAL DATA AND BALANCE SHEET COMPONENTS, CONTINUED
                                   (UNAUDITED)

LOANS:

The following table represents the components of the loan portfolio for the periods ended:

                                                DECEMBER 31,      SEPTEMBER 30,       DECEMBER 31,
(in thousands)                                      2004              2004               2003
                                                    ----              ----               ----
LOANS HELD-FOR-INVESTMENT:
Commercial Mortgages                            $  5,185,270      $  3,606,650       $  2,814,103
Commercial & Industrial                            3,046,820         2,679,759          2,145,798
                                                ------------      ------------       ------------
   Total Commercial                                8,232,090         6,286,409          4,959,901
Multi-Family Mortgages                             4,346,599         3,945,171          3,634,533
Residential Mortgages                             15,761,130         3,485,009          2,399,232
Consumer                                           1,604,863         1,686,614          1,095,529
Construction and Land                                480,162           501,296            283,243
                                                ------------      ------------       ------------
  Total                                         $ 30,424,844      $ 15,904,499       $ 12,372,438

   Unearned Income & Deferred Costs                   28,490           (33,277)           (31,239)
                                                ------------      ------------       ------------
      Total Loans Held-For-Investment, net      $ 30,453,334      $ 15,871,222       $ 12,341,199
                                                ============      ============       ============

The following table represents the components of the loan portfolio for the periods ended:

NON-PERFORMING ASSETS:

                                                                        DECEMBER 31,    SEPTEMBER 30,   DECEMBER 31,
(in thousands)                                                              2004            2004           2003
                                                                            ----            ----           ----
NON-PERFORMING LOANS:
Commercial Mortgages                                                       $ 13,865       $    228       $    557
Commercial & Industrial                                                       8,730         10,032          5,632
                                                                           --------       --------       --------
    Total Commercial                                                         22,595         10,260          6,189
Multi-Family Mortgages                                                        2,803             --             --
Residential Mortgages                                                       105,257          3,783          4,808
Consumer                                                                      3,178          2,986          2,343
Construction and Land                                                            --             --             --
                                                                           --------       --------       --------
    Total Non-Performing Loans (1)                                         $133,833       $ 17,029       $ 13,340
Other Real Estate Owned (1)                                                  17,410            222            313
                                                                           --------       --------       --------
    Total Non-Performing Assets (1)                                        $151,243       $ 17,251       $ 13,653
                                                                           ========       ========       ========


Allowance for Loan Losses to Non-Performing Loans Held-For-Investment           158%           815%           920%
Allowance for Loan Losses to Total Loans Held-for-Investment                   0.69%          0.87%          0.99%
Non-Performing Loans to Total Loans Held-for-Investment                        0.44%          0.11%          0.11%
Quarterly Net Charge-offs to Average Loans Held-for-Investment                 0.14%          0.15%          0.14%

(1) At September 30, 2004, GreenPoint had non-performing loans of $132.7 million and other real estate owned of $19.8 million that are not reflected in the above table.

See accompanying notes appended to the financial data and summaries

                         NORTH FORK BANCORPORATION, INC.
         SELECTED FINANCIAL DATA AND BALANCE SHEET COMPONENTS, CONTINUED
                                   (UNAUDITED)

         The following table represents loans acquired from GreenPoint at fair value and core growth during the quarter:

(in thousands)

                                                        ACTUAL                                                 NFB
                                                   DEC. 31, 2004      CORE GROWTH         GREENPOINT     SEPT. 30, 2004
                                                   -------------      -----------         ----------     --------------
LOANS HELD-FOR-INVESTMENT:
Commercial Mortgages                                $ 5,185,270        $  204,990        $ 1,373,630       $ 3,606,650
Commercial & Industrial                               3,046,820           367,061                 --         2,679,759
                                                   -------------      -----------         ----------     --------------
Total Commercial                                      8,232,090           572,051          1,373,630       $ 6,286,409
Multi-Family Mortgages                                4,346,599           242,664            158,764         3,945,171
Residential Mortgages                                15,761,130         1,016,219         11,259,902         3,485,009
Consumer                                              1,604,863          (108,913)            27,162         1,686,614
Construction & Land                                     480,162           (21,134)                --           501,296
                                                   -------------      -----------         ----------     --------------
    Total                                            30,424,844         1,700,887         12,819,458       $15,904,499

     Unearned Income & Deferred Costs                    28,490             8,543             53,224           (33,277)
                                                   -------------      -----------         ----------     --------------
         Total Loans Held-For-Investment, net       $30,453,334        $1,709,430        $12,872,682       $15,871,222
                                                   ============       ===========        ===========      ============

         The following table represents the deposits acquired from GreenPoint at fair value and core growth during the quarter:

(in thousands)                       ACTUAL                                              NFB
                                 DEC. 31, 2004      CORE GROWTH      GREENPOINT    SEPT. 30, 2004
                                 -------------      -----------      ----------    --------------
Demand                            $ 6,738,302       $  644,508      $   519,633      $ 5,574,161
Savings, NOW &  Money Market       20,598,994          898,569        8,641,389       11,059,036
Time Deposits                       7,475,132          215,017        3,745,108        3,515,007
                                 ------------       ----------       ----------      -----------
     Total Deposits               $34,812,428       $1,758,094      $12,906,130      $20,148,204
                                 ============       ==========      ===========      ===========

See accompanying notes appended to the financial data and summaries

                         NORTH FORK BANCORPORATION, INC.
                          NET INTEREST MARGIN ANALYSIS
                                   (UNAUDITED)

         The following table presents on a linked quarter basis, an analysis of net interest income by each major category of interest earning assets and interest bearing liabilities:


For the Three Months Ended:                                  DECEMBER 31, 2004                      SEPTEMBER 30, 2004
                                                             -----------------                      ------------------
                                                   AVERAGE                     AVERAGE     AVERAGE                    AVERAGE
(dollars in thousands)                             BALANCE        INTEREST       RATE      BALANCE       INTEREST       RATE
                                                   -------        --------       ----      -------       --------       ----
INTEREST EARNING ASSETS:
Loans Held-for-Investment, net                    $29,883,578      $433,954      5.78%   $15,659,594      $239,080      6.07%
Loans Held-for-Sale, net                            4,887,454        64,391      5.24%             -             -          -
Securities (1)                                     15,315,473       181,187      4.70%     8,823,732       103,113      4.65%
Money Market Investments (1)                           87,504           691      3.14%       574,036         2,210      1.53%
                                                  -----------      --------              -----------      --------
  Total Interest Earning Assets                   $50,174,009      $680,223      5.39%   $25,057,362      $344,403      5.47%
                                                  -----------      --------              -----------      --------

NON-INTEREST EARNING ASSETS:
Cash and Due from Banks                              $947,502                            $   612,732
Other Assets                                        7,625,228                              1,515,319
                                                  -----------                            -----------
  Total Assets                                    $58,746,739                            $27,185,413
                                                  -----------                            -----------
INTEREST BEARING LIABILITIES:

Savings, NOW & Money Market Deposits              $19,982,763      $ 56,042      1.12%   $11,017,089      $ 22,921      0.83%
Time Deposits                                       7,319,702        29,204      1.59%     3,685,260        13,805      1.49%
                                                  -----------      --------              -----------      --------
  Total Savings and Time Deposits                  27,302,465        85,246      1.24%    14,702,349        36,726      0.99%

Fed. Funds Purchased & Collateralized Borrowings   13,859,327        93,217      2.68%     3,534,757        33,880      3.81%
Term Borrowings                                     1,516,032        16,501      4.33%       724,181         7,248      3.98%
                                                  -----------      --------              -----------      --------
  Total Borrowings                                 15,375,359       109,718      2.84%     4,258,938        41,128      3.84%
                                                  -----------      --------              -----------      --------
    Total Interest Bearing Liabilities            $42,677,824      $194,964      1.82%   $18,961,287      $ 77,854      1.63%
                                                  -----------      --------              -----------      --------
Interest Rate Spread                                                             3.57%                                  3.84%

NON-INTEREST BEARING LIABILITIES:

Demand Deposits                                    $6,593,969                            $ 5,444,217
Other Liabilities                                     654,101                                357,793
                                                  -----------                            -----------
 Total Liabilities                                 49,925,894                             24,763,297
 Stockholders' Equity                               8,820,845                              2,422,116
                                                  -----------                            -----------
  Total Liabilities and Stockholders' Equity      $58,746,739                            $27,185,413
                                                  -----------                            -----------
Net Interest Income and Net Interest Margin                        $485,259      3.85%                    $266,549      4.23%
Less: Tax Equivalent Adjustment                                     (10,437)                                (7,074)
                                                                   --------                               --------
     Net Interest Income                                           $474,822                               $259,475
                                                                   --------                               --------

See accompanying notes appended to the financial data and summaries

                         NORTH FORK BANCORPORATION, INC.
                  GAIN ON SALE OF LOANS - QUARTERLY HIGHLIGHTS
                                   (UNAUDITED)

                                                                                GREENPOINT MORTGAGE
                                                                       PRE-ACQUISITION FINANCIAL INFORMATION
(In thousands)                                  DECEMBER 31,       SEPTEMBER 30,      JUNE 30,          MARCH 31,
                                                    2004               2004             2004              2004
                                                    ----               ----             ----              ----
COMPARATIVE MORTGAGE LOAN VOLUMES

Total Applications Received                       16,403,008        17,001,566        19,868,351        18,306,711
                                                 -----------       -----------       -----------       -----------
Loans Originated:
  Specialty Products (1)                         $ 4,494,452       $ 3,860,338       $ 3,452,674       $ 2,772,195
  Home Equity/Seconds                              1,630,798         1,613,625         1,255,026           874,590
  Jumbo/Agency                                     4,316,658         4,513,854         6,460,685         4,564,646
                                                 -----------       -----------       -----------       -----------
   Total Loans Originated                        $10,441,908       $ 9,987,817       $11,168,385       $ 8,211,431
                                                 ===========       ===========       ===========       ===========

Pipeline (2)                                     $ 6,264,104       $ 7,623,547       $ 8,641,744       $ 9,488,257
Interest Rate Lock Commitments (3)                 1,950,504         2,512,433         2,559,331         2,722,844

MORTGAGE LOANS SOLD AND AVERAGE MARGINS (4)

Whole Loan Sales:
  Specialty Products                             $ 3,783,245       $ 3,262,425       $ 3,029,038       $ 2,693,523
  Home Equity/Seconds                                953,463         1,288,899           588,597           504,254
  Jumbo/Agency                                     2,753,521         3,349,777         3,904,792         3,911,844
                                                 -----------       -----------       -----------       -----------
      Total Whole Loan Sales                     $ 7,490,229       $ 7,901,101       $ 7,522,427       $ 7,109,621
                                                 ===========       ===========       ===========       ===========

Gain on Sale of Whole Loans (5)                  $   109,297       $   105,104       $   123,332       $   120,351

Margins on Whole Loans:
  Specialty Products                                    1.84%             1.64%             2.60%             2.59%
  Home Equity/Seconds                                   1.30%             1.55%             1.81%             2.02%
  Jumbo/Agency                                          0.99%             0.94%             0.87%             1.04%
                                                 -----------       -----------       -----------       -----------
      Total Whole Loan Sales (5)                        1.46%             1.33%             1.64%             1.69%
                                                 ===========       ===========       ===========       ===========
Gain on Sale of Whole Loans:
  Specialty Products                             $    69,759       $    53,530       $    78,698       $    69,664
  Home Equity/Seconds                                 12,395            20,031            10,636            10,164
  Jumbo/Agency                                        27,143            31,543            33,998            40,523
                                                 -----------       -----------       -----------       -----------
      Gain on Sale of Whole Loans (5)            $   109,297       $   105,104       $   123,332       $   120,351
                                                 ===========       ===========       ===========       ===========

(1)      Specialty products include: Alt A, No Doc and A minus programs.

(2)      The pipeline represents applications received, but not yet funded.

(3) Represents commitments to lend where the terms are guaranteed to the borrower for a specific period of time.

(4) Gain on sale of whole loans and the margins on the whole loan sales include the net impact of the valuation of mortgage loans held for sale and interest rate lock commitments, the impact of the valuation of derivatives utilized to manage the exposure to interest rate risk associated with mortgage loan commitments and mortgage loans held-for-sale, and the impact of adjustments related to reserves established for representations and warranties made in conjunction with the loan sale.

(5) December 31, 2004 results include the fair value adjustment on loans held-for-sale at October 1, 2004 and sold during the quarter, totaling $56.4 million.

                         NORTH FORK BANCORPORATION, INC.
                    NOTES TO THE FINANCIAL DATA AND SUMMARIES

(1)      Presented on a tax equivalent basis.

(2) Return on average tangible assets and return on average tangible stockholders' equity, which represent non-GAAP measures are computed, on an annualized basis, as follows: Return on average tangible assets is computed by dividing net income, as reported plus amortization of identifiable intangible assets and the fair value adjustment on loans held-for-sale (See note 4), net of taxes by average total assets less average goodwill and average identifiable intangible assets.

         Return on average tangible stockholders' equity is computed by dividing net income, as reported plus amortization of identifiable intangible assets and the fair value adjustment on loans held-for-sale (See note
         4), net of taxes by average total stockholders' equity less average goodwill and average identifiable intangible assets.

                                                                       THREE MONTHS ENDED             TWELVE MONTHS ENDED
                                                                   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                       2004            2003            2004            2003
                                                                       ----            ----            ----            ----
(in thousands)
Net Income, as Reported                                            $   221,750     $   102,383     $   552,996     $   396,365
Add:  Amortization of Identifiable Intangibles, Net of taxes             6,139             591           9,939           2,359
Fair Value Adjustment on Loans Held-for-Sale at October 1,
2004 and Sold during the Fourth Quarter of 2004, Net of taxes           36,633              --          36,633
                                                                   -----------     -----------     -----------     -----------
Net Income, as Adjusted                                            $   264,522     $   102,974     $   599,568     $   398,724
                                                                   -----------     -----------     -----------     -----------
Average Total Assets                                               $58,746,739     $20,554,912     $32,900,141     $21,336,070
        Less:  Average Goodwill                                      5,677,527         410,385       1,960,559         409,900
        Less:  Average Identifiable Intangible Assets                  156,128          13,246          62,374          14,574
                                                                   -----------     -----------     -----------     -----------
                   Average Total Tangible Assets                   $52,913,084     $20,131,281     $30,877,208     $20,911,596
                                                                   -----------     -----------     -----------     -----------
Average Stockholders' Equity                                       $ 8,820,845     $ 1,487,049     $ 3,684,525     $ 1,515,772
        Less:  Average Goodwill                                      5,677,527         410,385       1,960,559         409,900
        Less:  Average Identifiable Intangible Assets                  156,128          13,246          62,374          14,574
                                                                   -----------     -----------     -----------     -----------
                    Average Tangible Stockholders' Equity          $ 2,987,190     $ 1,063,418     $ 1,661,592     $ 1,091,298
                                                                   -----------     -----------     -----------     -----------
Return on Average Tangible Assets                                         1.99%           2.03%           1.94%           1.91%
Return on Average Tangible Stockholders' Equity                          35.23%          38.42%          36.08%          36.54%

(3) The efficiency ratio is defined as the ratio of non-interest expense net of debt restructuring costs, amortization of identifiable intangibles, other real estate related expenses and other non-recurring charges, to net interest income on a tax equivalent basis and other non-interest income net of securities gains, facilities gains and other non-recurring items plus the fair value adjustment on loans held-for-sale (See Note-4).

(4) Net operating income and net operating earnings per share, which represent non GAAP measures are computed as follows:

                                                                  THREE MONTHS ENDED          TWELVE MONTHS ENDED
                                                               DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                                   2004           2003         2004          2003
                                                                   ----           ----         ----          ----
(in thousands)
Net Income, as Reported                                          $221,750      $102,383      $552,996      $396,365
Add:  Fair Value Adjustment on Loans Held-for-Sale at
October 1, 2004 and Sold during the Fourth Quarter of 2004,
Net of taxes                                                       36,633            --        36,633            --
                                                                 --------      --------      --------      --------
Net Operating Income, as Adjusted                                $258,383      $102,383      $589,629      $396,365
                                                                 --------      --------      --------      --------
Average Shares Outstanding - Basic                                463,909       221,810       294,491       226,304
Average Shares Outstanding - Diluted                              471,651       224,603       299,219       228,774

Per Share:
  Net Operating Earnings - Basic                                 $   0.56      $   0.46      $   2.00      $   1.75
  Net Operating Earnings-  Diluted                               $   0.55      $   0.46      $   1.97      $   1.73

(5) All periods have been adjusted for the 3-for-2 stock split and certain reclassifications have been made to GreenPoint's financial information in order to conform to North Fork's financial information.